BASIC AND DILUTED LOSS PER SHARE (Tables)	3 Months Ended
Mar. 31, 2021
Basic And Diluted Loss Per Share
Schedule of Basic and Diluted Loss Per Share

Diluted loss per common share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all potential dilutive securities. The Company has restricted share units, stock options and warrants which may be dilutive. As a result of losses incurred for the three months ending March 31, 2021 and 2020, these securities are anti-dilutive and therefore excluded from the determination of dilutive loss per share.

	For the Three Months Ended March 31
	2021	2020
Numerator
Net loss	$(14,794)	$(768)
Denominator
Weighted average number of common shares outstanding for basic loss per common share	97,517,298	44,272,288
Adjustment for dilutive securities	Nil	Nil
Weighted average number of common shares outstanding for diluted loss per common share	97,517,298	44,272,288
Net loss per common share – basic and diluted	$(0.15)	$(0.02)